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                                                                   EXHIBIT 99.3

                                Schedule 2.02(b)

                                Assumed Contracts

1. CART, Inc. Official Organizer/Promoter Agreement for Queensland, Australia dated April 8, 2003.

2. Assignment and Assumption of Lease by Way of Concession between IMG Motorsports-Cleveland, Inc. and CART, Inc. (undated).

3. Agreement between Grand Prix Association of Long Beach, Inc. d/b/a Denver Grand Prix and CART, Inc. dated August 31, 2001 as amended by Amendment No. 1 dated May 2002.

4. Amendment No. 2 to the Elkhart Agreement dated 4/22/03 between Elkhart's Lake Road America and CART, Inc.

5.    [Reserved]

6. CART Official Organizer/Promoter Agreement with Grand Prix Association of Long Beach, Inc. dated 8/3/99.

7. CART Official Organizer/Promoter Agreement with Grupo Automobilistico Nacional y Depativo S. de R.L. de C.V. dated 11/20/01 as amended by (unsigned) Amendment dated September 9, 2003.

8.    Agreement between CART, Inc. and Wisconsin State Fair Park dated May 31,
      2003.

9. Official Organizer/Promoter Agreement between Monterrey Grand Prix, 5 de R.L. de C.V. and CART, Inc. dated 3/30/00.

10. CART Official Organizer/Promoter Agreement dated May 3, 2002 between CART, Inc. and Sports Car Racing Association of the Monterey Peninsula as amended March 26, 2003 and June 10, 2003.

11. Official Organizer/Promoter Agreement between CART, Inc. and Molstar Circuit Gilles Villenueve, Inc. dated 11/29/01.

12. Agreement between CART and Portland Rose Festival Association dated January 1, 2003.
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13.   Agreement between Grand Prix Association of Long Beach, Inc. d/b/a Grand
      Prix of St. Petersburg and CART, Inc. dated 3/18/02, unless terminated with the consent of Parent.

14. Official Organizer/Promoter Agreement between CART, Inc. and Molstar Inc. dated August 30, 2001 as amended by Amendment between CART, Inc. and Molson Sports & Entertainment, Inc. formerly Molstar, Inc. dated March 17, 2003.

15.   Sponsor Agreement between CART, Inc. and Bombardier Skyjet not dated
      (2002).

16. License Agreement dated as of February 10, 2003 between CART, Inc. and World Audio Visual Entertainment System.

17. Sponsor Agreement between CART, Inc. and World Audio Visual Entertainment System undated (2003). [In default]

18.   Sponsor Agreement between CART, Inc. and Ford Motor Company not dated
      (2003).

19. Sponsor Agreement between Championship Auto Racing Teams, Inc. and Racing Radios, Inc. dated February 27, 2002.

20. Sponsor Agreement between Championship Auto Racing Teams, Inc. and Bridgestone/Firestone North American Tire, LLC not dated (2002), if extended beyond the Closing Date (as such term is defined in the Asset Purchase Agreement). [EXPIRES 12/31/03]

21.   Sponsor Agreement between CART, Inc. and Holmatro Incorporated not dated
      (2001).

22. [LETTER AGREEMENT, DATED FEBRUARY 27, 2002, BY AND BETWEEN PROMOTION ENTERTAINMENT OF MEXICO LLC AND CART, INC.]

23. Engine Supply and Service Agreement, dated September 30, 2002, between Cosworth Racing, Inc. ("Cosworth"), and CART, Inc. ("the "Cosworth Contract"), however Parent, Sub, Championship and CART agree that if Cosworth does not consent to the assignment of the Cosworth Contract to Sub, CART and Sub will enter into a five-year lease pursuant to which Sub will lease the Engines (as defined in the Cosworth Contract) for an aggregate payment of $1.00 and such other terms as the parties shall mutually reasonably agree.



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24.   Purchase and Service Agreement, dated February 25, 2002, between Race
      Spec, Inc. and CART, Inc.

25.   Medical Consulting Agreement with Terry R. Trammell, MD.

26. Sublease Agreement dated April 26, 2002 by and among Ingram Entertainment Inc., Major Video Concepts, Inc. and Championship Auto Racing Teams, Inc.

27.   [Reserved]

28.   [Reserved]

29. Promissory Note and Security Agreement between CART, Inc. and Sports Car Racing Association of Monterey Peninsula dated June 10, 2003.

30. Services Agreement, dated April 1, 2001 between AMB and Championship Auto Racing Teams, Inc.

31. License Agreement between Scarborough Research and Championship Auto Racing Teams, Inc. dated April 12, 2002.

32. Championship Auto Racing Teams, Inc. and Northwest/KLM Airlines, dated November 13, 2002.

33. Championship Auto Racing Teams, Inc. and United Airlines, dated February 26, 2003.

34. Championship Auto Racing Teams, Inc. and Avis Rent A Car System, Inc., dated March 15, 2003.

35. Championship Auto Racing Teams, Inc. and Budget Rent A Car System, Inc., dated March 15, 2003.

36. Contract between Champ Car World Series and Westin Long Beach dated June 19, 1998 as amended by Addendum dated May 13, 2003.

37. Sponsor Agreement between Championship Auto Racing Teams, Inc. and Featherlite, Inc. dated as of February 11, 2002, if extended beyond the Closing Date (as such term is defined in the Asset Purchase Agreement). [EXPIRES 12/31/03].

38. License Agreement between CART, Inc. and Digital Racing Art, Inc. dated January 27, 2003.




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